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                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 1998
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                            Southwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)

          Oklahoma                 0-23064                  73-1136584
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(State or other jurisdiction   (Commission file            (IRS Employer
      of incorporation)           number)               Identification Number)


608 South Main Street, Stillwater, Oklahoma 74074
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(Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 5. Other Events.
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For information regarding this item, see the Press Release filed as Exhibit 99.1 hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements. Not applicable.
(b)  Pro Forma Financial Information.  Not applicable.
(c)  Exhibit 99.1- Press Release dated June 5, 1998.


                                    Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Southwest Bancorp, Inc.

                                     By:    /s/ Kerby Crowell
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                                         Kerby Crowell, Executive Vice President
                                            & CFO

Dated: June  8, 1998